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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   December 13, 2004
                                                         ---------------------


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                   1-16383                95-4352386
(State or other jurisdiction of   (Commission File         (I.R.S. Employer
 incorporation or organization)        Number)            Identification No.)


                     717 Texas Avenue
                        Suite 3100
                      Houston, Texas                          77002
         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

     On December 13, 2004, Cheniere Energy, Inc. (the "Company") issued a press release announcing that the Company and ChevronTexaco have finalized their previously announced 20-year Terminal Use Agreement (TUA) under which Sabine Pass LNG, L.P., a subsidiary of Cheniere, will provide 700 million cubic feet per day (mmcf/d) of liquefied natural gas (LNG) capacity to a ChevronTexaco affiliate at the LNG receiving terminal being developed by Cheniere near Sabine Pass in Cameron Parish, Louisiana. The TUA gives ChevronTexaco the option to expand its capacity to 1.0 billion cubic feet per day (Bcf/d) or to decrease it to 500 mmcf/d . The press release and the letter delivered by ChevronTexaco on December 13, 2004, are attached as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated by reference into this Item 8.01.


Item 9.01.   Financial Statements and Exhibits.

c) Exhibits

 Exhibit Number                            Description
 --------------                            -----------

      99.1           Press Release dated December 13, 2004 (filed herewith).

      99.2           Letter from ChevronTexaco received December 13, 2004
                     (filed herewith).




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHENIERE ENERGY, INC.


     Date: December 13, 2004                 By:    /s/ Don A. Turkleson
                                                    ----------------------------
                                             Name:  Don A. Turkleson
                                             Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

     99.1          Press Release dated December 13, 2004 (filed herewith).

     99.2          Letter from ChevronTexaco received December 13, 2004
                   (filed herewith).